SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 1995

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)

          Delaware                         33-97652                          13-3416059
(State or other Jurisdiction of     (Commission File Number)    I.R.S. Employer Identification No.)
      Incorporation)

                   World Financial Center
                       North Tower,
                    New York, New York                                     10281
             (Address of Principal Executive                             (Zip Code)
                         Offices)

       Registrant's telephone number, including area code: (212) 449-0336

Item 1, Items 3 through 6, and Item 8 are not included because they are not applicable.


Item 2. Acquisition or Disposition of Assets.

     On November 30, 1995, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1995-C3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of November 1, 1995, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), Bankers Trust Company as master servicer, CRIIMI MAE Services Limited Partnership as special servicer and Union Bank as trustee. The Certificates consist of thirteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class IO-1 Certificates" and the "Class IO-2 Certificates" (collectively, the "Offered Certificates"); and five of which Classes are designated as the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 149 first priority, multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of $643,601,863. Each Mortgage Loan is secured by a first mortgage lien on a fee simple or (in four cases) a leasehold estate in income-producing real property.

     Forty-nine (49) of the Mortgage Loans (the "MLMC Loans") showing an aggregate principal balance of $272,538,158 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC") and one hundred (100) of the Mortgage Loans (the "FUNBNC Loans"), having an aggregate prinicpal balance of $371,063,705 (the "FUNBNC Balance"), were acquired by the Registrant from First Union National Bank of North Carolina ("FUNBNC," and together with MLMC, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of November 1, 1995 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase price (the "Purchase Price") for the MLMC Loans and the FUNBNC Loans paid by the Registrant to the Sellers consisted of (i) a cash amount equal to 102% of the MLMC Balance and 100% of the FUNBNC Balance, respectively, plus (ii) interest accrued on each of the MLMC Loans and the FUNBNC Loans at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and First Union Capital Markets Corp. ("First Union") pursuant to an underwriting agreement, dated as of November 27, 1995 (the "Underwriting Agreement"), among the Registrant, MLPF&S and First Union (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of November 27, 1995, among the Registrant, MLPF&S and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On November 30, 1995, the Registrant transferred the Mortgage Loans to the Trust Fund. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

     The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                 Initial             Initial
               Certificate        Pass-Through
Class            Balance            Rate(2)
-----         ------------         --------
 A-1 .......  $135,156,000         6.79275%
 A-2 .......  $ 32,180,000         6.85275%
 A-3 .......  $276,748,000         7.09275%
 B .........  $ 38,616,000         7.15275%
 C .........  $ 32,180,000         7.37275%
 D .........  $ 38,616,000         7.81275%
 IO-1 ......     N/A(1)            1.72846%
 IO-2 ......     N/A(1)            1.33867%
 E .........  $ 45,052,000         8.53275%
 F .........  $ 28,963,000         8.53275%
 G .........  $ 16,090,863         8.53275%
 R-I .......     N/A(3)
 R-II ......     N/A(3)

----------

(1)  $167,336,000 initial Class IO-1 Notional Amount.
     $386,160,000 initial Class IO-2 Notional Amount.

(2) The Pass-Through Rate for each Class of Certificates (other than the Class R-I and Class R-II Certificates) is variable and subject to change.

(3) The Class R-I Certificates and the Class R-II Certificates have no Certificate Balance and do not bear interest.

     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 14, 1995, and the Prospectus Supplement, dated November 27, 1995, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7. Financial Statements and Exhibits

       (a) Financial Statements - Not Applicable

       (b) Pro Forma Financial Information - Not Applicable

       (c) Exhibits

            1.1 Underwriting Agreement, dated as of November 27, 1995, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp.

            4.1 Pooling and Servicing Agreement, dated as of November 1, 1995, among Merrill Lynch Mortgage Investors, Inc. as depositor, Bankers Trust Company as master servicer, CRIIMI MAE Services Limited Partnership as special servicer and Union Bank as trustee

           99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1995, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

           99.2 Mortgage Loan Purchase Agreement, dated as of November 1, 1995, between Merrill Lynch Mortgage Investors, Inc. and First Union National Bank of North Carolina

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                     By:   /s/ Michael M. McGovern
                                               Name:   Michael M. McGovern
                                               Title:  Secretary


Dated: December 14, 1995

                                 EXHIBITS INDEX


The following exhibits are being filed herewith:


Exhibit No.                            Description
-----------                            -----------

     1.1 Underwriting Agreement, dated as of November 27, 1995, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch,
            Pierce, Fenner & Smith Incorporated and First Union Capital
            Markets Corp. ................................................

     4.1    Pooling and Servicing Agreement, dated as of November 1,
            1995, among Merrill Lynch Mortgage Investors, Inc. as depositor, Bankers Trust Company, as master servicer, CRIIMI MAE Services Limited Partnership as special servicer and
            Union Bank as trustee ........................................


    99.1 Mortgage Loan Purchase Agreement, dated as of November 1, 1995, between Merrill Lynch Mortgage Investors, Inc. and
            Merrill Lynch Mortgage Capital Inc. ..........................


    99.2    Mortgage Loan Purchase Agreement dated as of November 1,
            1995, between Merrill Lynch Mortgage Investors, Inc. and
            First Union National Bank of North Carolina ..................